CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

Exhibit 10.14

Execution Version

Certain identified information has been omitted from this document because it is not material and is the type that the Company customarily and actually treats as private or confidential, and has been marked with “[***]” to indicate where omissions have been made.

AMENDMENT NO. 4 TO

SECOND AMENDED AND RESTATED

ENGINEERING, PROCUREMENT AND CONSTRUCTION AGREEMENT

THIS AMENDMENT NO. 4 TO SECOND AMENDED AND RESTATED ENGINEERING, PROCUREMENT AND CONSTRUCTION AGREEMENT (this “Amendment”), entered into effective as of September 26, 2023 (the “Effective Date”), is entered into by and between VENTURE GLOBAL PLAQUEMINES LNG, LLC, a Delaware limited liability company (“Owner”), and KZJV LLC, a Texas limited liability company (“Contractor”).

WITNESSETH

WHEREAS, Owner and Contractor are parties to that certain Second Amended and Restated Engineering, Procurement and Construction Agreement dated as of January 7, 2022, as amended by Amendment No. 1 dated as of October 11, 2022, Amendment No. 2 dated as of February 1, 2023 and Amendment No. 3 dated as of September 26, 2023 (the “Agreement”); and

WHEREAS, the Parties are aware of the current Project Schedule progress, and Owner wishes to implement the incentive program set forth herein; and

WHEREAS, pursuant to Section 41.8 of the Agreement, the Parties desire to amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and provisions herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, hereby covenant and agree as follows:

1. Defined Terms. Capitalized terms not defined in this Amendment shall have the meaning given to such terms in the Agreement.

2. Amendments. Effective as of the Effective Date, the Agreement is hereby amended as follows:

(i) Article 1 of the Agreement is hereby amended to insert the following new defined terms in alphabetical order:

““Certificate of Incentive Performance Milestone Achievement” means the certificate, in substantially the form set forth as Exhibit F-19, to be provided by Contractor confirming in writing that the particular Incentive Performance Milestone has been achieved and explaining how it was achieved.

“Eligible Personnel” means [***].

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

“Incentive Level” means [***].

“Incentive Payment” means, with respect to any Eligible Personnel, the amount payable by Owner on the basis of such Eligible Personnel’s Incentive Level upon the completion of an Incentive Performance Milestone.

“Incentive Performance Milestone” means a milestone identified as an Incentive Performance Milestone on Exhibit AA.

“Incentive Performance Milestone Deadline” means, with respect to any Incentive Performance Milestone, the date identified on Exhibit AA as the incentive performance milestone deadline for such Incentive Performance Milestone.”

(ii) Article 16 of the Agreement is hereby amended by inserting the following new Section 16.4 immediately following Section 16.3:

“16.4 PERFORMANCE INCENTIVES

16.4.1 In consideration for Contractor’s safe and timely completion of the Work, Owner will, subject to Section 16.4.5, pay to Contractor, not later than [***] following the date of achievement of an Incentive Performance Milestone and Request for Payment, an amount in respect of such Incentive Performance Milestone equal to the sum of one (1) Incentive Payment for each and every Eligible Personnel; provided that Contractor has achieved such Incentive Performance Milestone on or prior to the applicable Incentive Performance Milestone Deadline. Contractor shall not be entitled to payment in respect of any Incentive Payment unless and until the achievement of the relevant Incentive Performance Milestone is confirmed by a Certificate of Incentive Performance Milestone Achievement to be provided by Contractor together with the relevant Request for Payment.

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

16.4.2 If Contractor achieves an Incentive Performance Milestone after the relevant Incentive Performance Milestone Deadline, no Incentive Payment shall be due and payable by Owner in respect of such Incentive Performance Milestone. For the avoidance of doubt and solely for the purposes set forth herein, the Incentive Performance Milestone Deadlines defined herein are not subject to adjustment for any reason, including Owner Caused Delay and Force Majeure.

16.4.3 Contractor shall invoice Owner for any Incentive Payment due and payable hereunder by submitting to Owner, together with the applicable Request for Payment, [***], and a certificate by an authorized representative of Contractor that certifies the invoice is in compliance with this Section 16.4. No Incentive Payment due and payable under this Agreement shall be considered a “Direct Cost” or included in the calculation of Contractor’s G&A or Contractor’s Margin, nor shall such amounts affect or modify the Target Price or the calculation of Total Costs or Total Cost Exclusions.

16.4.4 If an Eligible Personnel in respect of whom an Incentive Payment has been made by Owner ceases to be an Eligible Personnel prior to the approved maturity date for such Eligible Personnel, all Incentive Payments paid in respect of such Eligible Personnel shall be credited to Owner in Contractor’s next following Request for Payment.

16.4.5 Owner shall be permitted, without cause and for any reason, to cancel all future, unearned Incentive Payments and Incentive Performance Milestones at any time without liability to Owner by written notice to Contractor. In such event, Owner shall pay to Contractor any accrued and unpaid Incentive Payments outstanding at the time of such cancellation.

16.4.6 Contractor shall have sole responsibility for the disbursement of Incentive Payments to its Eligible Personnel and for the payment of all applicable Taxes in connection therewith. Contractor shall have sole responsibility for ensuring that the Incentive Payments are disbursed in accordance with all applicable labor and employment laws and regulations, and agrees to release, indemnify, defend and hold harmless each Owner Indemnitee from and against any and all Losses, of whatsoever kind or nature, which may directly or indirectly arise or result from Contractor’s failure to adhere to the requirements herein. Nothing in this Section 16.4 amends or modifies any obligation of Contractor under Article 24.”

(iii) Exhibit F to the Agreement is hereby amended by inserting a new Exhibit F-19 immediately following Exhibit F-18, in the form attached as Attachment A to this Amendment.

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

(iv) A new Exhibit AA to the Agreement is attached as Attachment B to this Amendment.

3. Benefits. This Amendment shall inure to the benefit of and be binding upon the Parties and their respective successors and permitted assigns. Except with respect to the rights of successors and permitted assigns as provided in the Agreement, including any Person who purchases, leases or takes a security interest in an undivided interest in the Facility (including the Lenders), nothing express or implied in this Amendment is intended to confer upon any person, other than the Parties and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Amendment.

4. Effect of Amendment. Except as specifically set forth herein, the Agreement, as amended by this Amendment, remains in full force and effect in accordance with its terms.

5. Governing Law. This Amendment shall in all respects be governed by, and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws.

6. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. A signed copy of this Amendment transmitted by facsimile or email shall be treated as an original and shall be binding against the Party whose signature appears on such copy.

[signatures appear on following page]

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized representatives as of the Effective Date.

VENTURE GLOBAL PLAQUEMINES LNG, LLC

By:	[***]
Name:	[***]
Title:	[***]

KZJV LLC

By:	[***]
Name:	[***]
Title:	[***]

By:	[***]
Name:	[***]
Title:	[***]

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

Attachment A

EXHIBIT F-19

FORM OF CERTIFICATE OF INCENTIVE PERFORMANCE MILESTONE ACHIEVEMENT

[Omitted]

1

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

Attachment B

EXHIBIT AA

INCENTIVE PERFORMANCE MILESTONES, INCENTIVE LEVELS AND ELIGIBLE POSITIONS

[Omitted]

1